UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

BlueOne Card, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56060	26-0478989
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(800) 210-9755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

On October 2, 2023, the sole director of the Board of Directors of the Company expanded the number of directors to three and appointed Taegyu Choi and Dong Sung Lee as directors to fill the vacancies left from the board expansion. There is no arrangement or understanding between either of Messrs. Choi or Lee or any other persons, pursuant to which Messrs. Choi or Lee were selected as directors.

The following sets forth certain information concerning the past employment history of Messrs. Choi or Lee and their qualifications for service on the Board.

Taegyu Choi

Mr. Choi, age 51, has technical and managerial-level experience for more than 20 years in software development in various fields with fluent knowledge of hardware and networking. He demonstrates an impeccable sense of ownership to his duties and projects with excellent leadership abilities. His strengths are within the Inventory System, OTT Streaming, e-commerce development, Customer Billing System, and Contents Management System (CMS). He is the founder of AtozServices Inc. (2021), and previously served as vice president of Data Stream for digital marketing.

Mr. Choi was appointed as a member of the newly-formed Audit, Compensation, and Corporate Governance and Nominating Committees.

Dong Sung Lee

Mr. Lee, age 54, was selected as the operator of the South Korean government program CATV, in 1994, which produced TV programs for KBS (Korean Broadcasting System Company) and SBS. From 2000 to 2010, he served as an Executive Producer and Marketing Director of News for KBS America in the U.S. Mr. Lee is a 2006 recipient of the George W. Bush President Award. Since 2010, Mr. Lee has been the owner of the Maeil Broadcasting Network (MBN) in the U.S. which entails exclusive rights, and Maekyung Money TV in Korea.

Mr. Choi was appointed as a member of the newly-formed Audit, Compensation, and Corporate Governance and Nominating Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueOne Card, Inc.

Date: October 5, 2023	By:	/s/ James Koh
James Koh, Chief Executive Officer